UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33225 (Commission File Number)	20-5336063
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

2122 York Road, Oak Brook, IL		60523
(Address of principal executive offices)		(Zip Code)

(630) 574-3000

(Registrant’s telephone number, including area code)

(Fomer name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	GLDD	Nasdaq Stock Market, LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders on May 2, 2019 (the “Annual Meeting”). In connection with the Annual Meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of three directors, each to serve for a three-year term expiring at the 2022 Annual Meeting of Stockholders and to hold office until his respective successor is elected and qualified or until his earlier death, disqualification, resignation or removal; (2) the ratification of the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and (3) the advisory vote on executive compensation. A total of 55,308,163 votes were cast. The results with respect to each matter are set out below:

1) The stockholders elected each of the three director nominees to serve for a three-year term expiring at the Company’s 2022 Annual Meeting of Stockholders. The voting for the director nominees was as follows:

Director Nominee	For	Withheld	Broker non-votes
Lawrence R. Dickerson	45,545,042	1,360,835	7,715,769
Ronald R. Steger	45,006,212	1,805,594	7,715,769
D. Michael Steuert	45,593,186	1,221,692	7,715,769

2) The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2019 with the following vote:

Number of Votes
For	54,837,848
Against	358,825
Abstain	111,490

3) The stockholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers. The result of the vote taken at the Annual Meeting was as follows:

Number of Votes
For	26,200,400
Against	20,600,098
Abstain	791,896
Broker non-votes	7,715,769

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Mark W. Marinko
Date:	May 8, 2019	Mark W. Marinko
Senior Vice President and Chief Financial Officer